Exhibit 99.1

PRESS RELEASE

Total System Services, Inc.
One TSYS Way	+1.706.649.2307
Post Office Box 2567	+1.706.649.5740
Columbus GA 31902-2567	www.tsys.com
For immediate release:
Contact:
Shawn Roberts
TSYS Investor Relations
+1.706.644.6081
shawnroberts@tsys.com
TSYS Announces Third Quarter 2010 Financial Results
Annual Guidance Revised to Include Increased Earnings Per Share
Columbus, Ga., October 20, 2010 — TSYS (NYSE: TSS) today reported results for the third quarter of 2010. Total revenues were $433.2 million, an increase of 1.0% over 2009. Operating income was down 10.6% compared to 2009. Basic and diluted earnings per share from continuing operations attributable to TSYS shareholders for the quarter were $0.25, down $0.05 or 17.1%, from 2009’s $0.30.
Year to date, total revenues were up 2.6% and operating income was down 4.7% compared to 2009. On a normalized basis, total revenues were up approximately 1.0% and operating income increased 11.1%. Normalized results exclude revenues from termination fees and deconverted clients, and the impact of the acquisition of First National Merchant Solutions (FNMS). On a generally accepted accounting principles (GAAP) basis, basic and diluted earnings per share from continuing operations attributable to TSYS shareholders for the nine months were $0.76, down $0.06 or 6.9%, from 2009’s $0.82.
“Excluding the termination fees and revenues from deconverted clients in the second quarter, our sequential quarterly revenues increased 2.9% and operating income increased 12.9%. This is the second quarter in a row that revenues, operating income and transactions have increased. Same client transactions were up 5.3% in North America and up 4.3% in International. In the Merchant segment, transactions grew 1.1%,” said Philip W. Tomlinson, chairman of the board and chief executive officer of TSYS.
“With these quarterly results, we have increased the range of our guidance for earnings per share from continuing operations by $0.02 from $0.96 to $0.98 up to $0.98 to $1.00. We also adjusted our total revenues and revenues before reimbursable items for discontinued operations,” said Tomlinson.
On September 30, 2010, TSYS closed the sale of TSYS POS Systems and Services, L.L.C (TPOS), a third-party POS terminal deployment business which represented a small piece of its Merchant segment. The accompanying financial statements do not include any of TPOS’ revenues, expenses, nonoperating income (expense) or income taxes in continuing operations. The results of TPOS are reported net of income tax as “discontinued operations” for all periods presented, and are deemed immaterial for cash flow purposes.
TSYS’ previous revenue guidance included approximately $11.5 million of revenues associated with TPOS in 2010, and $10.6 million in 2009. TPOS’ results from operations were immaterial in both years.

PRESS RELEASE
During the quarter, TSYS purchased 3.1 million shares of its stock on the open market for $45.1 million, leaving 6.9 million shares remaining for purchase under the current approved share repurchase plan. TSYS is also revising the average shares outstanding for the number of shares repurchased in the third quarter of 2010.
TSYS’ new guidance is as follows:

	2010 Revised Guidance
	Range
	(in millions, except per			Percent
	share amounts)			Change
Total revenues	$1,700	to	$1,734	1%	to	3%
Reimbursable items	$279	to	$284	3%	to	5%
Revenues before reimbursable items	$1,421	to	$1,450	1%	to	3%
Income from continuing operations	$192	to	$196	(13%)	to	(12%)
EPS from continuing operations available to TSYS common shareholders	$0.98	to	$1.00	(13%)	to	(11%)
Average Shares Outstanding	196.4
Conference Call
TSYS will host its quarterly conference call at 5:00 p.m. EDT on Wednesday, October 20. The conference call can be accessed via simultaneous Internet broadcast at tsys.com by clicking on the link under “Webcasts” on the main homepage. The replay will be archived for 12 months and will be available approximately 30 minutes after the completion of the call. A slide presentation to accompany the call will be available by clicking on the link under “Webcasts” on the main homepage of tsys.com.
Non-GAAP Measures
This press release and the financial highlights section of this release contain the non-GAAP financial measures of revenues and operating income excluding revenues from termination fees and deconverted clients and, with respect to year to date revenues and operating income, the impact of the acquisition of FNMS, and revenues and operating results on a constant currency basis, respectively, to describe TSYS’ performance. Management uses these non-GAAP financial measures to better understand and assess TSYS’ operating results and financial performance. TSYS believes these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in understanding and evaluating its operating results.
Additional information about non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP measures are included on pages 10 and 11 of this release.

PRESS RELEASE
About TSYS
TSYS (NYSE: TSS) is one of the world’s largest companies for outsourced payment services, offering a broad range of issuer- and acquirer-processing technologies that support consumer-finance, credit, debit, healthcare, loyalty and prepaid services for financial institutions and retail companies in the Americas, EMEA and Asia-Pacific regions. For more information contact news@tsys.com or log on to www.tsys.com. TSYS routinely posts all important information on its Web site.
Forward-Looking Statements
This press release contains statements that constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, statements regarding TSYS’ earnings guidance for 2010 total revenues, revenues before reimbursable items, income from continuing operations and EPS from continuing operations, and the assumptions underlying such statements including, with respect to TSYS’ earnings guidance for 2010: (1) the economy will not worsen during 2010; (2) there will be no deconversions of large clients during the year other than as previously announced; (3) there will be no significant movement in foreign currency exchange rates related to TSYS’ business during 2010; (4) the anticipated levels in employment, technology and other expenses, which are included in 2010 estimates, will be accomplished; (5) TSYS will not incur significant expenses associated with the conversion of new large clients or acquisitions, or any significant impairment of goodwill or other intangibles; and (6) there will be no significant movements in LIBOR, and no significant draws on the remaining balance of TSYS’ revolving credit facility. These statements are based on the current beliefs and expectations of TSYS’ management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by our forward-looking statements in this press release. Many of these factors are beyond TSYS’ ability to control or predict. These factors include, but are not limited to: (1) one or more of the assumptions set forth above upon which TSYS’ 2010 earnings guidance is based is inaccurate; (2) adverse developments with respect to entering into contracts with new clients and retaining current clients; (3) continued consolidation and turmoil in the financial services and other industries during 2010, including the merger of TSYS clients with entities that are not TSYS processing clients, the sale of portfolios by TSYS clients to entities that are not TSYS processing clients and the nationalization or seizure by banking regulators of TSYS clients; (4) TSYS is unable to control expenses and increase market share both domestically and internationally; (5) TSYS is unable to manage the impact of slowing economic conditions and consumer spending; (6) the material breach of security of any of TSYS’ systems; (7) the impact of potential and completed acquisitions, including the costs associated therewith and their being more difficult to integrate than anticipated; (8) changes occur in laws, rules, regulations, credit card association rules or other industry standards affecting TSYS’ business which require significant product development efforts or reduce the market demand for or value of its products; (9) adverse developments with respect to the credit card industry in general, including a decline in the use of credit cards as a payment mechanism; and (10) internal growth rates of TSYS’ existing clients are lower than anticipated whether as a result of unemployment rates, card delinquencies and charge-off rates or otherwise. Additional factors that could cause actual results to differ materially from those contemplated in this release can be found in TSYS’ filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.
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TSYS Announces 2010 Earnings

TSYS
Financial Highlights
(unaudited)
(in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
			Percent			Percent
	2010	2009	Change	2010	2009	Change
Total revenues	$433,236	428,917	1.0%	$1,277,586	1,244,954	2.6%

Cost of services	302,692	294,596	2.7	889,110	855,480	3.9
Selling, general and administrative expenses	51,630	46,027	12.2	150,021	139,355	7.7

Operating income	78,914	88,294	(10.6)	238,455	250,119	(4.7)

Nonoperating income (expenses)	31	575	nm	(1,402)	(3,162)	nm

Income from continuing operations before income taxes, noncontrolling interests and equity in income of equity investments	78,945	88,869	(11.2)	237,053	246,957	(4.0)
Income taxes	27,879	31,911	(12.6)	84,249	88,848	(5.2)

Income from continuing operations before noncontrolling interests and equity in income of equity investments	51,066	56,958	(10.3)	152,804	158,109	(3.4)
Equity in income of equity investments	1,103	1,623	(32.0)	4,363	4,292	1.7

Income from continuing operations, net of tax	52,169	58,581	(10.9)	157,167	162,401	(3.2)
Loss from discontinued operations, net of tax	(2,463)	(3,255)	24.3	(3,164)	(6,116)	nm

Net income	49,706	55,326	(10.2)	154,003	156,285	(1.5)
Net income attributable to noncontrolling interests	(3,963)	(300)	nm	(7,230)	(1,286)	nm

Net income attributable to TSYS common shareholders	$45,743	55,026	(16.9)%	$146,773	154,999	(5.3)%

Basic earnings per share:
Income from continuing operations to TSYS common shareholders	$0.25	0.30	(17.1)%	$0.76	0.82	(6.9)%

Loss from discontinued operations to TSYS common shareholders	(0.01)	(0.02)	nm	(0.02)	(0.03)	nm

Net income attributable to TSYS common shareholders	$0.23	0.28	(16.7)%	$0.74	0.79	(5.3)%

Diluted earnings per share:
Income from continuing operations to TSYS common shareholders	$0.25	0.30	(17.1)%	$0.76	0.82	(6.9)%

Loss from discontinued operations to TSYS common shareholders	(0.01)	(0.02)	nm	(0.02)	(0.03)	nm

Net income attributable to TSYS common shareholders	$0.23	0.28	(16.7)%	$0.74	0.79	(5.3)%

Dividends declared per share	$0.07	0.07		$0.21	0.21

Amounts attributable to TSYS common shareholders:
Income from continuing operations, net of tax	$48,206	58,281	(17.3)%	$149,937	161,115	(6.9)%
(Loss) income from discontinued operations, net of tax	(2,463)	(3,255)	nm	(3,164)	(6,116)	nm

Net income	$45,743	55,026	(16.9)%	$146,773	154,999	(5.3)%

nm = not meaningful

*	Basic and diluted EPS amounts for continuing operations and net income do not total due to rounding.
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TSYS Announces 2010 Earnings

TSYS
Earnings Per Share
(unaudited)
(in thousands, except per share data)

	Three Months Ended		Three Months Ended		Nine Months Ended		Nine Months Ended
	September 30, 2010		September 30, 2009		September 30, 2010		September 30, 2009
	Common	Participating	Common	Participating	Common	Participating	Common	Participating
	Stock	Securities	Stock	Securities	Stock	Securities	Stock	Securities
Basic Earnings per share:
Net income	$45,743		55,026		$146,773		$154,999
Less income allocated to nonvested awards	(225)	225	(407)	407	(738)	738	(1,225)	1,225

Net income allocated to common stock for EPS calculation ( a )	$45,518	225	54,619	407	$146,035	738	$153,774	1,225

Average common shares outstanding ( b )	195,679	974	195,721	1,465	196,060	996	195,552	1,564

Average common shares and participating securities	196,653		197,186		197,056		197,116

Basic Earnings per share ( a )/( b )	$0.23	0.23	0.28	0.28	$0.74	0.74	$0.79	0.78

Diluted Earnings per share:
Net income	$45,743		55,026		$146,773		$154,999
Less income allocated to nonvested awards	(226)	226	(407)	407	(739)	739	(1,225)	1,225

Net income allocated to common stock for EPS calculation ( c )	$45,517	226	54,619	407	$146,034	739	$153,774	1,225

Average common shares outstanding	195,679	974	195,721	1,465	196,060	996	195,552	1,564
Increase due to assumed issuance of shares related to common equivalent shares outstanding	79		63		86		63

Average common and common equivalent shares outstanding ( d )	195,758	974	195,784	1,465	196,146	996	195,615	1,564

Average common and common equivalent shares and participating securities	196,732		197,249		197,142		197,179

Diluted Earnings per share ( c )/( d )	$0.23	0.23	0.28	0.28	$0.74	0.74	$0.79	0.78

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TSYS Announces 2010 Earnings

TSYS
Segment Breakdown
(unaudited)
(in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
			Change				Change
	2010	2009	$	%	2010	2009	$	%

Revenues before reimbursable items
North America Services	$192,900	219,909	(27,009)	(12.3)%	610,271	666,641	(56,370)	(8.5)%
International Services	82,249	82,566	(317)	(0.4)%	233,299	226,433	6,866	3.0%
Merchant Services	95,034	60,427	34,607	57.3%	243,695	175,896	67,799	38.5%
Intersegment revenues	(6,991)	(7,315)	324	(4.4)%	(18,673)	(22,105)	3,432	(15.5)%

Revenues before reimbursable items from external customers	$363,192	355,587	7,605	2.1%	1,068,592	1,046,865	21,727	2.1%

Total revenues
North America Services	$231,547	261,580	(30,033)	(11.5)%	722,585	795,354	(72,769)	(9.1)%
International Services	85,327	86,172	(845)	(1.0)%	242,706	236,406	6,300	2.7%
Merchant Services	125,178	90,455	34,723	38.4%	336,402	241,402	95,000	39.4%
Intersegment revenues	(8,816)	(9,290)	474	(5.1)%	(24,107)	(28,208)	4,101	(14.5)%

Revenues from external customers	$433,236	428,917	4,319	1.0%	1,277,586	1,244,954	32,632	2.6%

Depreciation and amortization
North America Services	$19,523	20,189	(666)	(3.3)%	58,817	64,218	(5,401)	(8.4)%
International Services	10,143	9,860	283	2.9%	27,335	25,709	1,626	6.3%
Merchant Services	9,725	8,111	1,614	19.9%	30,516	24,167	6,349	26.3%
Corporate Admin	663	986	(323)	(32.8)%	2,255	2,644	(389)	(14.7)%

Total depreciation and amortization	$40,054	39,146	908	2.3%	118,923	116,738	2,185	1.9%

Segment operating income
North America Services	$52,645	72,173	(19,528)	(27.1)%	188,650	214,224	(25,574)	(11.9)%
International Services	12,305	14,047	(1,742)	(12.4)%	35,260	36,415	(1,155)	(3.2)%
Merchant Services	31,439	19,198	12,241	63.8%	72,662	51,981	20,681	39.8%
Corporate Admin	(17,475)	(17,124)	(351)	2.0%	(58,117)	(52,501)	(5,616)	10.7%

Operating income	$78,914	88,294	(9,380)	(10.6)%	238,455	250,119	(11,664)	(4.7)%

Other:
Reimbursable items:
North America Services	$38,647	41,671	(3,024)	(7.3)%	112,315	128,713	(16,398)	(12.7)%
International Services	3,078	3,606	(528)	(14.6)%	9,407	9,973	(566)	(5.7)%
Merchant Services	30,144	30,028	116	0.4%	92,707	65,505	27,202	41.5%
Intersegment revenues	(1,825)	(1,975)	150	(7.6)%	(5,435)	(6,102)	667	(10.9)%

Reimbursable items	$70,044	73,330	(3,286)	(4.5)%	208,994	198,089	10,905	5.5%

Volumes:
FTEs (continuing operations)
North America Services					4,323	4,749	(426)	(9.0)%
International Services					2,006	1,872	134	7.2%
Merchant Services					1,110	725	385	53.1%
Corporate Admin					329	331	(2)	(0.6)%

FTEs					7,768	7,677	91	1.2%

					At		Change
Total assets (in thousands)					9/30/2010	12/31/2009	$	%
North America Services					$1,569,728	1,535,129	34,599	2.3%
International Services					416,066	379,606	36,460	9.6%
Merchant Services					519,806	215,855	303,951	140.8%
Intersegment assets					(584,645)	(419,636)	(165,009)	39.3%

Total assets					$1,920,955	1,710,954	210,001	12.3%

	Three Months Ended September 30,				Nine Months Ended September 30,
			Change				Change
	2010	2009	Inc(Dec)%		2010	2009	Inc(Dec)%

North America Segment:
Accounts on File (AOF) (in millions)					293.8	302.2	(8.4)	(2.8)%
Transactions (in millions)	1,658.3	1,555.8	102.5	6.6%	4,680.2	4,559.1	121.1	2.7%

International Segment:
AOF (in millions)					45.4	39.9	5.5	13.8%
Transactions (in millions)	322.9	299.7	23.2	7.7%	902.0	818.8	83.2	10.2%

Merchant Segment:
POS Transactions (in millions)	1,344.9	1,420.5	(75.6)	(5.3)%	4,079.7	3,876.3	203.4	5.2%
     Certain amounts have been reclassified to conform with the presentation adopted in 2010.
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TSYS Announces 2010 Earnings

TSYS
Balance Sheet
(in thousands)

	Sep 30, 2010	Dec 31, 2009
	(unaudited)	(unaudited)

Assets
Current assets:
Cash and cash equivalents	$372,600	450,254
Restricted cash	498	46,190
Accounts receivable, net	264,775	231,162
Deferred income tax assets	7,195	11,302
Prepaid expenses and other current assets	100,980	68,527
Assets of discontinued operations	983	3,461

Total current assets	747,031	810,896
Property and equipment, net	298,766	289,069
Computer software, net	213,632	196,764
Contract acquisition costs, net	144,553	128,038
Goodwill	321,219	165,896
Equity investments, net	74,024	75,495
Other intangible assets, net	86,546	14,132
Other assets	35,184	27,940
Assets of discontinued operations	—	2,724

Total assets	$1,920,955	1,710,954

Liabilities
Current liabilities:
Current portion of notes payable	$3,563	6,988
Accrued salaries and employee benefits	21,038	32,231
Accounts payable	56,733	21,487
Current portion of obligations under capital leases	10,296	6,289
Other current liabilities	127,128	152,742
Current liabilities of discontinued operations	380	1,042

Total current liabilities	219,138	220,779
Notes payable, excluding current portion	192,522	192,367
Deferred income tax liabilities	56,072	47,162
Obligations under capital leases, excluding current portion	32,292	12,756
Other long-term liabilities	45,531	48,443

Total liabilities	545,555	521,507

Redeemable noncontrolling interest	116,728	—

Equity
Shareholders’ equity:
Common stock	20,131	20,086
Additional paid-in capital	150,329	139,742
Accumulated other comprehensive income, net	2,375	5,673
Treasury stock	(115,449)	(69,950)
Retained earnings	1,185,590	1,080,250

Total shareholders’ equity	1,242,976	1,175,801

Noncontrolling interests in consolidated subsidiaries	15,696	13,646

Total equity	1,258,672	1,189,447

Total liabilities and equity	$1,920,955	1,710,954

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TSYS Announces 2010 Earnings

TSYS
Cash Flow
(unaudited)
(in thousands)

	Nine Months Ended September 30,
	2010	2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$154,003	156,285
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of equity investments	(4,363)	(4,292)
Dividends received from equity investments	6,572	4,942
Net loss (gain) on currency translation adjustments	34	2,857
Depreciation and amortization	119,107	117,514
Amortization of debt issuance costs	115	115
Share-based compensation	11,727	13,245
Excess tax benefit from share-based payment arrangements	(111)	(6)
Provisions for bad debt expense and billing adjustments	(162)	3,855
Charges for transaction processing provisions	2,860	4,993
Deferred income tax benefit	13,022	(3,716)
(Gain) loss on disposal of equipment, net	224	(20)
Loss on disposal of subsidiary	1,641	5,701
(Increase) decrease in:
Accounts receivable	(33,997)	6,095
Prepaid expenses, other current assets and other long-term assets	(17,775)	23,770
Increase (decrease) in:
Accounts payable	34,340	(331)
Accrued salaries and employee benefits	(27,616)	(16,166)
Other current liabilities and other long-term liabilities	24,853	18,215

Net cash provided by operating activities	284,474	333,056

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment, net	(29,848)	(21,344)
Additions to licensed computer software from vendors	(27,224)	(18,710)
Additions to internally developed computer software	(15,220)	(19,367)
Proceeds from dispositions, net of expenses paid and cash disposed	4,224	1,991
Cash used in acquisitions, net of cash acquired	(148,531)	(294)
Additions to contract acquisition costs	(47,351)	(23,711)

Net cash used in investing activities	(263,950)	(81,435)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from borrowings of long-term debt	—	5,334
Principal payments on long-term debt borrowings and capital lease obligations	(11,938)	(13,178)
Proceeds from exercise of stock options	543	2
Excess tax benefit from share-based payment arrangements	111	6
Repurchase of common stock	(46,228)	(329)
Subsidiary dividends paid to noncontrolling shareholders	(250)	(235)
Dividends paid on common stock	(41,432)	(41,406)

Net cash used in financing activities	(99,194)	(49,806)

CASH AND CASH EQUIVALENTS:
Effect of exchange rate changes on cash and cash equivalents	1,310	(1,693)

Net increase (decrease) in cash and cash equivalents	(77,360)	200,122
Cash and cash equivalents at beginning of period	449,955	220,019

Cash and cash equivalents at end of period	$372,595	420,141

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TSYS Announces 2010 Earnings

Supplemental Information:

	Accounts on File at September 30,
(in millions)	2010	%	2009	%	Percent Change
Consumer	180.2	53.1%	189.2	55.3%	(4.8)%
Commercial	51.9	15.3	46.0	13.4	12.9
Stored Value	51.4	15.2	37.7	11.1	36.3
Government services	26.9	7.9	24.6	7.2	9.3
Retail	23.1	6.8	39.2	11.4	(40.9)
Debit	5.1	1.5	5.3	1.6	(5.6)
Healthcare	0.6	0.2	0.1	—	nm

	339.2	100.0%	342.1	100.0%	(0.8)%

Growth in Accounts on File (in millions):

	September 2009 to	September 2008 to
	September 2010	September 2009
Beginning balance	342.1	355.5
Change in accounts on file due to:
Internal growth of existing clients	20.8	29.6
New clients	33.2	25.7
Purges/Sales	(40.3)	(31.3)
Deconversions	(16.6)	(37.4)

Ending balance	339.2	342.1

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TSYS Announces 2010 Earnings

Reconciliation of GAAP to Non-GAAP
Non-GAAP Measures
The schedule below provides a reconciliation of revenues and operating results on a constant currency basis to reported revenues and operating income. This non-GAAP measure presents year-to-date 2010 financial results using the previous year’s foreign currency exchange rates. On a year-to-date constant currency basis, TSYS’ total revenues grew 2.5% as compared to a reported GAAP increase of 2.6%, and operating income decreased 4.3% versus a GAAP-reported decrease of 4.7%. The schedule below also provides a reconciliation of revenues and operating income excluding revenues from termination fees and deconverted clients and, with respect to year to date revenues and operating income, the impact of the acquisition of FNMS to reported total revenues and operating income.
The non-GAAP financial measures of constant currency and revenues and operating income excluding revenues from termination fees and deconverted clients and, with respect to year to date revenues and operating income, the impact of the FNMS acquisition presented by TSYS are utilized by management to better understand and assess TSYS’ operating results and financial performance. TSYS also uses the non-GAAP financial measures to evaluate and assess TSYS’ financial performance against budget, as well as to evaluate financial performance for executive and management compensation purposes.
TSYS believes that non-GAAP financial measures are important to enable investors to understand and evaluate its ongoing operating results. Accordingly, TSYS includes non-GAAP financial measures when reporting its financial results to shareholders and investors in order to provide them with an additional tool to evaluate TSYS’ ongoing business operations. TSYS believes that the non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of TSYS’ current and ongoing business operations.
Although non-GAAP financial measures are often used to measure TSYS’ operating results and assess its financial performance, they are not necessarily comparable to similarly titled captions of other companies due to potential inconsistencies in the method of calculation.
TSYS believes that its use of non-GAAP financial measures provides investors with the same key financial performance indicators that are utilized by management to assess TSYS’ operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of non-GAAP financial measures to give shareholders and potential investors an opportunity to see TSYS as viewed by management, to assess TSYS with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. TSYS believes that the presentation of GAAP financial measures alone would not provide its shareholders and potential investors with the ability to appropriately analyze its ongoing operational results, and therefore expected future results. TSYS therefore believes that inclusion of non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.
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TSYS Announces 2010 Earnings

Reconciliation of GAAP to Non-GAAP
Constant Currency Comparison
(unaudited)
(in thousands)

	Three Months Ended September 30,
			Percent
	2010	2009	Change

Consolidated
Constant currency (1)	$435,981	428,917	1.6%
Foreign currency (2)	(2,745)	—	(0.6)

Total revenues	$433,236	428,917	1.0%

Constant currency (1)	$80,004	88,294	(9.4)%
Foreign currency (2)	(1,090)	—	(1.2)

Operating income	$78,914	88,294	(10.6)%

	Nine Months Ended September 30,
			Percent
	2010	2009	Change

Consolidated
Constant currency (1)	$1,275,834	1,244,954	2.5%
Foreign currency (2)	1,752	—	0.1

Total revenues	$1,277,586	1,244,954	2.6%

Constant currency (1)	$239,348	250,119	(4.3)%
Foreign currency (2)	(893)	—	(0.4)

Operating income	$238,455	250,119	(4.7)%

(1)	Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.

(2)	Reflects the impact of calculated changes in foreign currency rates from the comparable period.
Normalized Results — Revenue and Operating Income Excluding Termination Fees and
Deconverted Clients
(unaudited)
(in thousands)

	Three Months Ended
	September 30,	June 30,	Percent
	2010	2010	Change

Consolidated
Total Revenues	$433,236	430,887	0.5%
Less:
Termination Fees and Deconverted Clients	41	9,939

Total revenues excluding termination fees and deconverted clients	$433,195	420,948	2.9%

Operating income	$78,914	79,830	(1.1)%
Less:
Termination Fees and Deconverted Clients	41	9,939

Operating income excluding termination fees and deconverted clients	$78,873	69,891	12.9%

Normalized Results — Revenue and Operating Income Excluding Termination Fees,
Deconverted Clients and Impact of FNMS
(unaudited)
(in thousands)

	Nine Months Ended September 30,
			Percent
	2010	2009	Change

Consolidated
Total Revenues	$1,277,586	1,244,954	2.6
Less:
Termination Fees, Deconverted Clients, and Acquisition of FNMS	107,172	82,669

Total revenues excluding termination fees, deconverted clients and FNMS	$1,170,414	1,162,285	0.7

Operating income	$238,455	250,119	(4.7)%
Less:
Termination Fees, Deconverted Clients and Acquisition of FNMS	52,337	82,669

Operating income excluding termination fees, deconverted clients and FNMS	$186,118	167,450	11.1%

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TSYS Announces 2010 Earnings

2009 & 2010 Income Statement Presenting TPOS as Discontinued Operations
(unaudited)
(in thousands)

	Three Months Ended				YTD	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,
	2009	2009	2009	2009	2009	2010	2010	2010

Total revenues	$406,795	409,242	428,917	432,529	$1,677,483	$413,464	430,886	433,236

Cost of services	282,910	277,974	294,596	294,403	1,149,883	290,538	295,880	302,692
Selling, general and administrative expenses	45,114	48,214	46,027	44,218	183,573	43,213	55,178	51,630

Total expenses
Operating income	78,771	83,054	88,294	93,908	344,027	79,713	79,828	78,914
Nonoperating income	(1,458)	(2,279)	575	(279)	(3,441)	(261)	(1,172)	31

Income before income taxes	77,313	80,775	88,869	93,629	340,586	79,452	78,656	78,945
Income taxes	27,657	29,280	31,911	33,002	121,850	28,096	28,273	27,879

Income before equity income	49,656	51,495	56,958	60,627	218,736	51,356	50,383	51,066
Equity income	1,043	1,626	1,623	2,694	6,986	893	2,366	1,103

Income from continuing operations, net of tax	50,699	53,121	58,581	63,321	225,722	52,249	52,749	52,169
Income from discontinued operations, net of tax	(3,758)	897	(3,255)	(429)	(6,545)	(428)	(273)	(2,463)

Net income	46,941	54,018	55,326	62,892	219,177	51,821	52,476	49,706
Noncontrolling interests	(415)	(571)	(300)	(2,678)	(3,964)	(493)	(2,774)	(3,963)

Net income attributable to TSYS common shareholders	$46,526	53,447	55,026	60,214	$215,213	$51,328	49,702	45,743

Income from continuing operations, net of tax attributable to TSYS commons shareholders	$50,284	52,550	58,281	60,643	$221,758	$51,756	49,975	48,206

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